EXHIBIT 10.04 (e)(2)



                             AMENDMENT NO. 1 TO THE
                         COMMUNITY CARE OF AMERICA, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN
                     ---------------------------------------


     WHEREAS, Community Care of America, Inc. (the "Corporation") maintains the Community Care of America, Inc. Supplemental Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Corporation has the power to amend the Plan in a way which reduces participants' accrued benefits under the Plan, provided the Corporation obtains the affected participants' respective consents to any such amendment; and

     WHEREAS, the Corporation desires to amend the Plan and the affected participants desire to consent to such amendment.

     NOW, THEREFORE, the Plan hereby is amended as follows, effective as of August 1, 1996:

     1. The second paragraph of Section 3.1 of the Plan hereby is amended in its entirety to read as follows:

        "No Employer Contribution Credits shall be allocated to Participants' Employer Contribution Credit Accounts for the Plan's first Plan Year (i.e., beginning January 1, 1995). The aggregate Employer Contribution Credits credited to Participants' Employer Contribution Credit Accounts for the Plan's second Plan Year (i.e., beginning January 1, 1996) shall be five hundred thousand dollars ($500,000). The aggregate Employer Contribution Credits credited to Participants' Employer Contribution Credit Accounts for each Plan Year commencing on or after the first day of the third Plan Year (i.e., January 1, 1997) shall be an amount, if any, determined by the Employer, in its discretion. The amount allocated to each Participant's Employer Contribution Credit Account for each Plan Year for which the Employer  makes  Employer  Contribution  Credits  shall equal the aggregate  Employer  Contribution  Credits to the
        Plan for the Plan Year multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the total number of Participants as of the last day of the Plan Year as of which the Employer Contribution Credit is credited. Notwithstanding the preceding, in any Plan Year in which a Change of Control occurs, the Employer Contribution Credits credited to each Participant's Employer Contribution Credit Account shall be an amount that is not less than three (3) times the amount of the Employer Contribution Credit credited to the Participant's Employer Contribution Credit Account in the Plan Year among the five (5) Plan Years ending with the Plan Year of the


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        Change of Control in which the  highest  amount of Employer
        Contribution Credits was credited to the Participant's Employer Contribution Credit Account (without regard to this sentence); provided, however, that, if the Plan Year of the Change of Control is the Plan Year in which the highest amount of Employer Contribution Credits is credited to the Participant's Employer Contribution Credit Account (without regard to this sentence), the amount credited to the Participant's Employer Contribution Credit Account for the Plan Year of the Change of Control shall be the amount
        previously   credited   to   the   Participant's   Employer
        Contribution Credit Account during the Plan Year (without regard to this sentence) plus two (2) times the amount
        previously   credited   during  the  Plan  Year.   Employer
        Contribution Credits for a Plan Year shall be credited to each Participant who is actively employed (i) on the last day of the Plan Year with respect to which the Employer Contribution Credit is credited if no Change of Control occurs during the Plan Year or (ii) the day before a Change of Control occurs during the Plan Year if a Change of Control occurs during the Plan Year."

   2.   Section  6.2(b)  hereby is amended in its entirety to read as follows:

        "(b) Timing and Manner of Payment. An aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer upon the Participant's termination of employment with the Employer, as provided by
        Section 6.1, in a lump sum."

   3. The names "Kenneth Creasman" and "James K. Burkhart" hereby are removed from Schedule I of the Plan and the name "Gary W. Singleton" hereby is added to
Schedule I of the Plan.

     IN WITNESS WHEREOF, the Corporation hereby evidences its adoption of the above Amendment and the Plan participants affected by the above Amendment hereby consent to the above Amendment by setting forth their signatures below.

WITNESS/ATTEST                          COMMUNITY CARE OF AMERICA, INC.


/s/ Annette E. Blair                    By: /s/ David H. Fater
-----------------------------           --------------------------
  Print Name: Annette E. Blair          Print Name: David H. Fater
                                        PrintTitle: Executive VP & CFO
                                        Date:    9/13/96

/s/ Annette E. Blair                    /s/ Deborah A. Lau
-----------------------------           --------------------------
  Print Name: Annette E. Blair              Deborah A. Lau

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/s/ Annette E. Blair                    /s/ David H. Fater
-----------------------------           --------------------------
  Print Name: Annette E. Blair              David H. Fater

/s/ Annette E. Blair                    /s/ William Krystopowicz
-----------------------------           --------------------------
  Print Name: Annette E. Blair              William Krystopowicz



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